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                                                                   EXHIBIT 10.19

                      REDBACK NETWORKS INC. 2001 NON PLAN

                          NOTICE OF STOCK OPTION GRANT

     Kevin DeNuccio ("Optionee") has been granted the following option to purchase Common Stock of Redback Networks Inc. (the "Company"):

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     Total Number of Shares Granted:     6,500,000

     Type of Option:                     Nonstatutory Stock Option

     Exercise Price Per Share:           $ 4.17

     Date of Grant:                      August 29, 2001

     Date Exercisable:                   This option may be exercised, in whole or in part, for
                                         1,625,000 of the Shares subject to this option at any
                                         time after the Date of Grant.

     Vesting Commencement Date:          August 29, 2001

     Vesting Schedule:                   The Pro Rata Return Portion of the 1,625,000 shares will be subject to the Right of Repurchase by the company at the
                                         exercise price if, before you complete 12 months continuous employment with the Company, your employment ends due to the occurance of a Pay-back event (as defined in your employment agreement).

                                         This option becomes exercisable with respect to the remaining
                                         4,875,000 of the Shares subject to this option in equal monthly installments of 2.777% over your first 36 months of continuous employment from the Vesting Commencement Date. If you are subject to an Involuntary Termination, then the exercisable portion of the remaining 4,875,000 shares will be determined by adding 12 months to the actual period of employment that you have completed with the
                                         Company.

     Expiration Date:                    August 29, 2011

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In the event a Change in Control occurs (as defined in the attached Stock Option
Agreement) before your employment terminates then your stock option granted hereunder will immediately be fully vested and exercisable with respect to all shares and the Company's right to repurchase shares hereunder will lapse in full.

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the attached Stock Option Agreement, which is attached to and made a part of this document.

OPTIONEE:                               REDBACK NETWORKS INC.

/s/ Kevin A. DeNuccio                   By: /s/ Dennis P. Wolf
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                      REDBACK NETWORKS INC. 2001 NON-PLAN

                             STOCK OPTION AGREEMENT
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Tax Treatment                This option is intended to be a nonstatutory option, as provided in the Notice of
                             Stock Option Grant.

Vesting                      This option becomes exercisable in installments, as shown in the
                             Notice of Stock Option Grant.

                             In addition, this option becomes exercisable in full if your service as an employee, consultant or director of the Company or a subsidiary of the Company terminates because of death. If your service as an employee, consultant or director of the Company
                             (or a subsidiary of the Company) terminates because of total and permanent disability, then the exercisable portion of this option will be determined by adding 12 months to your actual period of service.

                             Except for the acceleration provisions specified in the grant, no additional shares become exercisable after your service as an employee, consultant or director of the Company or a subsidiary of the
                             Company has terminated for any reason.

Term                         This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Stock Option Grant. (It will expire earlier if your service terminates, as described below.)

Regular                      If your service as an employee, consultant or director of
Termination                  the Company or a subsidiary of the Company terminates for any reason except death or total and permanent disability, then this option will expire at the close of business at Company headquarters on the date three months after your termination date. The Company determines when your service terminates for this purpose.

Death                        If you die as an employee, consultant or director of the Company or a subsidiary of the Company, then this option will expire at the close of business at Company headquarters on the date 12 months after the date of death.

Disability                   If your service as an employee, consultant or director of the Company or a subsidiary of the Company terminates because of your total and permanent disability, then this option will expire at the close of business at Company headquarters on the date six months after your termination date.
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                             For all purposes under this Agreement, "total and permanent disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

Leaves of Absence            For purposes of this option, your service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of service is required by the terms of the leave or by applicable law. But your service terminates when the approved leave ends, unless you immediately return to active work.

Restrictions on Exercise     The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.

Notice of Exercise           When you wish to  exercise  this  option,  you must  notify the  Company by filing the proper  "Notice of Exercise"  form at the address given on the form.  Your notice must specify how many shares you wish to  purchase.  Your notice must also specify how your shares should be registered  (in your name only or in your and your spouse's  names as community  property or as joint tenants with right of  survivorship).  The notice will be effective when it is received by the Company.

                             If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.


Form of Payment              When you submit your notice of exercise, you must include payment of the option exercise price for the shares you are purchasing. Payment may be made in one (or a combination of two or more) of the following forms:

                             .    Your personal check, a cashier's check or a money order

                             .    Certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the
                                  Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form
                                  provided by the Company and have the same number of shares subtracted from the option shares issued to you. However, you may not surrender, or attest to the ownership of, shares of Company stock in payment of the exercise price if your action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.
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                             .    Irrevocable directions to a securities broker
                                  approved by the Company to sell all or part of
                                  your option shares and to deliver to the
                                  Company from the sale proceeds an amount
                                  sufficient to pay the option exercise price
                                  and any withholding taxes. (The balance of the
                                  sale proceeds, if any, will be delivered to
                                  you.) The directions must be given by signing
                                  a special "Notice of Exercise" form provided
                                  by the Company.

                             . Irrevocable directions to a securities broker or lender approved by the Company to pledge option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the option exercise price and any withholding taxes. The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

Withholding Taxes and        You will not be allowed to exercise this option
Stock Withholding            unless you make arrangements acceptable to the
                             Company to pay any withholding taxes that may be due as a result of the option exercise. These arrangements may include withholding shares of Company stock that otherwise would be issued to you when you exercise this option. The value of these shares, determined as of the effective date of the option exercise, will be applied to the withholding taxes.

Restrictions on Resale       By signing this Agreement, you agree not to sell
                             any option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as you are an employee, consultant or director of the Company or a subsidiary of the Company.

Transfer of Option           Prior to your death, only you may exercise this
                             option. You cannot transfer or assign this option.
                             For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or a beneficiary designation.

                             Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse's interest in your option in any other way.

Retention Rights             Neither your option nor this Agreement give you the
                             right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your service at any time, with or without cause.

Committee                    This Agreement  shall be  administered  by the
                             Committee.  The Committee shall consist exclusively
                             of two or more directors of the Company, who shall
                             be appointed by the Board. In addition, the
                             composition of the Committee shall satisfy:
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                         (a) Such requirements as the Securities and Exchange
                    Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

                         (b) Such requirements as the Internal Revenue Service
                    may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

                    The Committee's determinations under the Plan shall be final and binding on all persons.

Stockholder         You, or your estate or heirs, have no rights as a
Rights              stockholder of the Company until you have exercised this
                    option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this option, except as described below.

Adjustments         In the event of a subdivision of the outstanding Common
                    Shares, a declaration of a dividend payable in Common
                    Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of
                    (a) the number of Common Shares covered by each outstanding
                    Option or (b) the Exercise Price under each outstanding
                    Option. Except as provided in this paragraph, an Optionee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

                    In the event that the Company is a party to a merger or other reorganization, outstanding Options and Restricted Shares shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full
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                    exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

 Modification       Within the limitations of this Agreement, the Committee may
 or Assumption      modify, extend or assume outstanding options or may accept
 of Options         the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

Deferral of         The Committee (in its sole discretion) may permit or require
Delivery of         an Optionee to have Common Shares that otherwise would be
Shares              delivered to such Optionee as a result of the exercise of an
                    Option converted into amounts credited to a deferred compensation account established for such Optionee by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Optionee. A deferred compensation account established under this paragraph may be credited with interest or other forms of investment return, as determined by the Committee. An Optionee for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Optionee and the Company. If the conversion of Options is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such conversion, including (without limitation) the settlement of deferred compensation accounts established under this paragraph.

Definitions         .    Affiliate" means any entity other than a Subsidiary, if
                         the Company and/or one or more Subsidiaries own not less than 50% of such entity.

                    . "Award" means any award of an Option or a Restricted Share under the Plan.

                    . "Board" means the Company's Board of Directors, as constituted from time to time.

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               . "Change in Control" shall mean:

                         (a) The consummation of a merger or consolidation of
                    the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;

                         (b) The sale, transfer or other disposition of all or
                    substantially all of the Company's assets;

                         (c) A change in the composition of the Board, as a
                    result of which 50% or fewer of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

                         (d) Any transaction as a result of which any person is
                    the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Subsection (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

               A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same

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               proportions by the persons who held the Company's securities immediately before such transaction.

               o    "Code" means the Internal Revenue Code of 1986, as amended.

               o    "Committee" means a committee of the Board, as described in
                    Article 2.

               o "Common Share" means one share of the common stock of the Company.

               o "Company" means Redback Networks Inc., a Delaware corporation.

               o "Consultant" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of this Agreement.

               o "Employee" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

               o "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               o "Exercise Price" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

               o "Fair Market Value" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such
                                       -----------------------
                    determination shall be conclusive and binding on all persons.

               o "NSO" means a stock option not described in sections 422 or 423 of the Code.

               o "Option" means an NSO granted under this Agreement and entitling the holder to purchase Common Shares.

               o "Optionee" means an individual or estate who holds an Option.

               o "Outside Director" shall mean a member of the Board who is not an Employee. Service as an Outside Director shall be

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                         considered employment for all purposes of this
                         Agreement.

                    o "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of this Agreement shall be considered a Parent commencing as of such date.

                    o "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Applicable Law      This Agreement will be interpreted and enforced under the
                    laws of the State of Delaware (without regard to their choice-of-law provisions).

The Plan            This Agreement constitutes the entire understanding between
and Other           you and the Company regarding this option. Any prior
Agreements          agreements, commitments or negotiations concerning this
                    option are superseded. This agreement, signed by both parties.

     BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE
             TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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